AGA Financial Forum
May 17, 2010

AGA Financial Forum
May 17, 2010
This presentation contains forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words such as, but not limited to, “estimates,” expects,” “anticipates,” “intends,” and similar expressions. Although our forward-looking statements are based on our reasonable assumptions, future performance or results may be different than those currently anticipated.
Our forward-looking statements in this presentation speak only as of today, and we assume no duty to update them. Factors that could cause actual results to differ materially from those expressed or implied are discussed in our most recent annual report on Form 10-K and other filings with the Securities and Exchange Commission in the “Risk Factors” section as well as under the “Forward-Looking Statements” heading.

The Laclede Group

Laclede Gas

The Original Green Energy ™

Laclede

ENERGY RESOURCES

Laclede Pipeline Company

The Laclede Group

www.thelacledegroup.com
* Excluding the 2008 sale of our locating and marking subsidiary
▪ Proud 153-year tradition
▪ Public utility holding company
 formed 2001
▪ Consistent earnings performance
 (including seven consecutive
 years of record earnings*)
▪ Strong balance sheet and credit
 rating
▪ Rewarding shareholders with a
 continuous and growing dividend
▪ Listed on the NYSE (LG) for over
 120 years
▪ S&P Small Cap 600 Company

The Laclede Group	Regulated Gas Distribution	Non-Regulated Gas Marketing	Other
	Laclede Gas The Original Green Energy™	Laclede ENERGY RESOURCES	Laclede Pipeline Company
	Largest Missouri natural gas local distribution company	*Regional natural gas marketer*	*FERC-regulated LP transporter and other non-regulated subsidiary investments*

2009 Fiscal Year Highlights (in Millions)

Therms Sold and/or Transported

1,827
1,071

Net Income

$31.4
$33.2

The Laclede Group

▪ Pipeline provides
 transport of various
 petroleum products,
 including LDC
 peaking needs
▪ Potential growth
 platform for related
 investments
▪ Core natural gas utility
▪ Stable, primarily
 residential customer
 base
▪ Investing to improve
 customer service and
 operating efficiency
▪ Established mix of
 wholesale and retail
 customers
▪ Leverages expertise in
 the natural gas market
▪ Opportunities to
 expand
Laclede Group at a Glance

Strategic Objectives
▪ Build on success of the core regulated utility business
▪ Leverage LER’s competencies and strengths
▪ Pursue logical growth opportunities
▪ Enhance our financial strength

ST. CHARLES
ST. LOUIS
Illinois
FRANKLIN
JEFFERSON
CRAWFORD
STE.
GENEVIEVE
ST.
FRANCOIS
IRON
Missouri
MADISON
BUTLER
Arkansas

Laclede Gas
The Original Green Energy™

Our System and Strengths
▪ Largest LDC in Missouri
 • 630,000 Customers
 • Over 16,000 miles of pipe
 • 2009 Revenues of $1.1 billion; net
 income of $33 million
▪ Diversified gas supply
 • 30 suppliers, with limited exposure to
 Gulf supply issues
 • Transportation on 7 interstate pipelines
 • Ready access to conventional and
 shale supplies
▪ Significant operating storage capacity
 • Market area: ~4 Bcf natural gas, ~3
 Bcfe liquid propane
 • Upstream contracted storage: 23 Bcf

NGPL
PEPL
SSC
MPC
TL
MRT
CEGT
Unionville
Storage

Laclede Gas
The Original Green Energy™

Diversified Conventional Gas Supply
Peak day
Flowing gas capacity
1.1 Bcf
0.7 Bcf
Top 5 gas suppliers:
 ▪ ONEOK Energy
 ▪ Southwestern
 Energy
 ▪ ConocoPhillips
 ▪ Virginia Power
 (Dominion)
 ▪ CenterPoint Energy

Chicago
Lebanon/TCO
PRVL Hub
Haynesville

Laclede Gas
The Original Green Energy™

Henry Hub
Barnett
Fayetteville
Woodford
Marcellus
Eagleford
Active supply centers
Shale supplies
Supply Shift
▪ Impact of new shale supplies
 • More prevalent gas-on-gas competition
 • Increased pipeline construction, with supplier-push pipeline projects targeting eastern markets

Customers at September 30, 2009
588,792
40,608
Transportation
146
Interruptible
17
Therms Sold and Transported, FY2009 (000's)
238,675
154,603
509,025
Interruptible
5,678
Residential
Commercial & Industrial
Interruptible
Transportation

Laclede Gas
The Original Green Energy™

Customer Base
▪ Stable customer base
▪ Diverse commercial and industrial market with minimal by-pass threat
Therms sold and transported exclude fiscal 2009 off-system sales.

Regulatory Strategy
▪ Consistent recovery of operating costs and reasonable returns
▪ Long-standing focus on customer service, safety and reliability
▪ Stability of rates
 • Largely de-coupled rate design
 – Mitigates exposure to weather and customer conservation
 – Shifts recovery from total usage to customer charge and first block usage
 • Infrastructure System Replacement Surcharge (ISRS)
 – Allows for timely recovery of facility-related costs (depreciation, property taxes and rate of return) between rate cases
 – Currently recovering $10.9 million annually
 • Long-established Purchased Gas Adjustment (PGA) clause to ensure recovery of gas costs
 • Prudent hedging programs to reduce gas cost volatility
▪ Advocacy
 • Missouri Energy Development Association
 • Missouri Utility Shareholders Association

Pending Rate Case
▪ Company filed for a rate increase with the Missouri Public Service
 Commission in December 2009
 • Requested an increase in net annual revenues of $52.6 million
 • Assumed ROE of 11.1% on an as-filed rate base of $755.0 million
 • Incorporated an additional $8.1 million of ISRS recovery in rates at the time of filing
▪ Hearing scheduled for August 2010
▪ Decision expected by November 2010, at the latest

Laclede Gas

The Original Green Energy ™

reduce your
carbon footprint

Laclede Gas
The Original Green Energy ™

Improved Branding
Supports business objectives
▪ Promote energy efficiency
▪ Increase burner tips
Enhances customer awareness
Makes customers aware that using natural gas
versus electricity lowers their carbon footprint
Incorporates at all customer touch points
▪ Advertising
▪ Newsletters
▪ Websites/online presence
▪ Direct marketing
▪ Collateral materials
www.OriginalGreenEnergy.com

Key Accomplishments:

▪ Improved Customer Care
 •  New call system
 •  Reorganized reporting structure
▪ Shortened Read-to-Bill Cycle
 •  Improves cash flow
 •  Reduces borrowing costs
▪ Strategic Sourcing Initiative
 •  Better pricing, performance from vendors
▪ E-bill Promotion
 •  Increased daily number of customer sign-ups since last summer
▪ GPS Technology
 •  Quicker response times, improved work flow
Continuous Improvement

Laclede Energy Resources
▪ Business profile
 • Non-regulated natural gas marketer
 – Serving large end-users since 1996
 – Growing wholesale business since 2002
 – Provide customers flexible pricing alternatives
 • Operating primarily in the central United States
 • Transactions predominantly settled with the physical delivery of gas
 • Anchored by capacity on 13 interstate pipelines
 • Experienced management team
▪ 2009 operating results
 • Revenues of $837 million
 • Net income of $31 million

Target Markets
▪ Long-term relationships with high-quality, credit-worthy
 customers
▪ Major customer groups
 • Utilities, municipalities and power generators
 • Marketing affiliates of utilities and producers
 • Diverse group of large Midwestern end-users
 • Small independent producers with varying needs
▪ Capture incremental opportunities using combination of
 firm and interruptible pipeline services

Henry Hub
Barnett
Fayetteville
Woodford
Marcellus
Market dynamics are shifting dramatically due to new supply sources that are abundant and economical to produce
Eagleford
Active supply centers
Shale supplies
Shifting Supply

Supply Portfolio
▪ Diverse supplier base
 • 70 different suppliers used (fiscal YTD 2010)
 • 100% onshore production
▪ Top 5 Suppliers (by volume)
 • Shell Energy North America
 • ConocoPhillips
 • Newfield Exploration (shale)
 • Chesapeake Energy (shale)
 • PetroQuest Energy (shale)

LER Risk Management
▪ Conservative approach with strong oversight
▪ Formal price and business risk management policy with
 daily monitoring
▪ Credit and liquidity exposure
 • Strategy incorporates master netting arrangements, letters of credit and pre-payments to manage customer credit exposure
 and liquidity requirements
 • Exposures and counterparty limits reviewed daily
 • Focuses on margin quality, not volume quantity, to manage both credit exposure and liquidity risk

Therms (Millions)
2,000
1,750
1,500
1,250
1,000
750
500
250
-
673
821
1,065
1,229
1,827
946
938
2005
2006
2007
2008
2009
6 mos. 2009
6 mos. 2010
Fiscal Year

Laclede
ENERGY RESOURCES

Six months ended
March 31
LER Volume Growth

Volume Growth
▪ Volume growth driven by
 • Expansion of overall portfolio
 – Additional long-term transportation capacity and gas supplies
 – Increased number of counterparties
 • Growth in sales base
 – New retail / wholesale customers
 – Producer services
 – Customer asset management
▪ Resulting FY 2009 sales volumes increased 49% over
 FY 2008
▪ FY 2010 volumes were essentially flat through first six
 months

* See Appendix for further discussion of non-GAAP measures
Good Core Earnings
▪ Record FY 2009 net income
 • Captured significant locational basis differential
 • Leveraged favorable long-term firm transportation contracts
 • FY 2009 net income was 63% above FY 2008

▪ FY 2010 earnings are under downward pressure
 • Smaller regional price differentials and reduced price volatility
 • Partially offset by
 – Increased seasonal basis differential opportunities through additional park and loan transactions
 – Continued operating cost control
 • Resulting net economic earnings* of $8.4 million for the first six months of FY 2010

Henry Hub
TCO
Existing Markets
Current Expansion Focus
LER continues to execute on a measured expansion approach,
reflecting current market conditions
Measured Expansion

Opportunities

Rational, disciplined approach
Current Focus
▪ Better utilization of existing peak-shaving assets
▪ Investments in other distribution properties and
 complementary upstream market opportunities
▪ Leveraging Laclede Pipeline
▪ Managing a strategic balance of regulated and non-
 regulated businesses

Financial Overview

Financial Profile
▪ Solid core operating earnings
▪ Strong balance sheet and free cash flow
▪ Top-tier credit rating
▪ Sustainable dividend provides additional yield

$ millions
70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
$64.2
$60.8
$62.1
$59.9
$50.9
$53.1
FY 2009
6 mo. ended 3/31/09
6 mo. ended 3/31/10
Net Income (GAAP)
Net Economic Earnings (non-GAAP)

The Laclede Group

▪ Net economic earnings reflects earnings on actual settled transactions
 • Excludes earnings volatility and timing differences associated with fair value accounting (as required by GAAP) for transactions that have not yet been completed or settled.
▪ See Appendix for further discussion of non-GAAP measures
GAAP and Net Economic Earnings

Earnings
▪ FY 2009
 • Record annual operating earnings (excluding the gain on sale of
 SM&P in 2008)
 • Laclede Gas earnings were down slightly due to higher
 unrecovered operating costs and lower volumes
 • LER’s transport position captured significant value through unprecedented locational basis spreads
▪ First Half FY 2010
 • Laclede Gas benefits from
 – Sale of propane in the non-regulated market
 – Discipline in controlling operating costs
 – Increased ISRS recovery
 • LER earnings decline due to industry-wide narrowing of margins, but remains solidly profitable

Fiscal Years			Six Months Ended March 31,	
	2007	2008	2009	2009	2010
Operating cash flow from continuing operations (excluding working capital)*	$ 82.3	$ 96.4	$ 105.0	$ 84.0	$ 71.2
Less: Dividends	(31.2)	(32.4)	(33.8)	(16.8)	(17.3)
Capital expenditures - continuing operations	(56.5)	(55.4)	(52.4)	(26.6)	(24.9)
Free cash flow *	$ (5.4)	$ 8.6	$ 18.8	$ 40.6	$ 29.0

The Laclede Group

▪ Strengthened cash flow continues to support business requirements
▪ Capital spending reflects prudent investment in utility infrastructure
* See Appendix for discussion of non-GAAP measures
Cash Flow

1.600
1.550
1.500
1.450
1.400
1.350
1.300
1.250
$ per Share
1.375
1.410
1.460
1.500
1.540
1.580
FY 2005
FY 2006
FY 2007
FY 2008
FY 2009
Current Annualized

The Laclede Group

▪ Dividend paid continuously since 1946
▪ Dividend Yield: 4.5%
72%
61%
63%
62%*
53%
Payout Ratio
* FY 2008 payout ratio calculation excludes the gain on disposal of SM&P and related disposal costs
Dividends

▪ Strong credit ratings
▪ Ample credit facilities to finance short-term needs
 • Laclede Group: $ 50 million
 • Laclede Gas: $320 million
▪ Upcoming long-term debt maturities
 • $25 million at November 2010
 • $25 million at October 2012
	Laclede Group	Laclede Gas FMB	Laclede Gas CP
Standard & Poor’s	A	A	A-1
Moody’s		A2	P-2
Fitch	A-	A+	F1
Liquidity and Financial Capacity

Regulated Gas Distribution	Non-Regulated Gas Marketing	Other
The Laclede Group	Laclede Gas *The Original Green Energy™* *Largest Missouri natural gas local distribution company*	Laclede ENERGY RESOURCES *Regional natural gas marketer*	Laclede Pipeline Company *FERC-regulated LP transporter and other non-regulated subsidiary investments*

Fiscal YTD 3/31/2010 Highlights
(in Millions)

Therms Sold and/or Transported

938
758

Net Income

$6.3
$3.8
$40.8

The Laclede Group

Laclede Group - Key Takeaways
 ▪ Solid core regulated utility business
 ▪ Financial strength and cash flow to support current needs and future investments
 ▪ Able to leverage knowledge and expertise to capitalize on market opportunities
 ▪ Seeking logical expansion opportunities to deliver long-term growth

Appendix

(Millions)	Six Months Ended March 31, 2010	Six Months Ended March 31, 2009	Fiscal Year Ended September 30, 2009
Net economic earnings (Non-GAAP)	$ 53.1	$ 59.9	$ 60.8
Add: Unrealized gain (loss) on energy-related derivatives (1)	(2.2)	2.2	3.4
Net Income (GAAP)	$ 50.9	$ 62.1	$ 64.2

The Laclede Group

(1) Amounts presented net of income taxes. Income taxes are calculated by applying federal, state, and local income tax rates applicable to ordinary income to the amounts of unrealized gain (loss) on energy-related derivative contracts. For the six months ended March 31, 2010 and 2009, the amount of income tax expense (benefit) included in the reconciling items above are $(1.4) million and $1.4 million, respectively. For the fiscal year ended September 30, 2009, the amount of income tax expense included in the reconciling item above is
 $2.2 million.
This presentation includes the non-GAAP financial measure of “net economic earnings.” As LER continues to expand its business, the number of transactions accounted for through fair value measurements has increased. As a result, management also uses this non-
GAAP measure internally when evaluating the Company’s performance. Net economic earnings exclude from net income the after-tax impacts of net unrealized gains and losses on energy-related derivatives resulting from the current changes in the fair value of financial and physical transactions prior to their completion and settlement. Management believes that excluding these timing differences provides a useful representation of the economic impact of only the actual settled transactions and their effects on results of operations.
These internal non-GAAP operating metrics should not be considered as an alternative to, or more meaningful than, GAAP measures such as net income. The schedule below provides a reconciliation of this non-GAAP measure to the most directly comparable GAAP measure:
Net Economic Earnings Reconciliation

(Millions)	Fiscal Years Ended September 30, 2007	2008	2009	Six Months Ended March 31, 2009	2010
Free cash flow (Non-GAAP)	$ (5.4)	$ 8.6	$ 18.8	$ 40.6	$ 29.0
Add:					
Capital expenditures - continuing operations	56.5	55.4	52.4	26.6	24.9
Dividends paid	31.2	32.4	33.8	16.8	17.3
Operating cash flow from continuing operations (excluding working capital) (Non-GAAP)	$ 82.3	$ 96.4	$ 105.0	$ 84.0	$ 71.2
Add (Deduct):					
Changes in operating assets and liabilities	7.2	(118.2)	105.9	18.6	14.6
Deferred income taxes and investment tax credits	(16.1)	5.8	17.9	(3.8)	(16.0)
Income from discontinued operations	4.0	20.4	-	-	-
Gain on sale of discontinued operations	-	(44.4)	-	-	-
Depreciation from discontinued operations	3.9	1.3	-	-	-
Certain FIN 48 tax benefits	-	2.2	-	-	-
Net cash provided by (used in) operating activities (GAAP)	$ 81.3	$ (36.5)	$ 228.8	$ 98.8	$ 69.8
Net cash provided by (used in) investing activities (GAAP)	$ (58.7)	$ 26.9	$ (52.3)	$ (28.0)	$ (28.4)
Net cash provided by (used in) financing activities (GAAP)	$ (20.6)	$ (28.3)	$ (116.8)	$ 8.0	$ (32.3)

The Laclede Group

This presentation includes the non-GAAP measures of “free cash flow” and “operating cash flow from continuing operations (excluding working capital).”
Management uses these non-GAAP measures when evaluating the Company’s performance. Operating cash flow from continuing operations (excluding working capital) is calculated as income from continuing operations plus depreciation, amortization, and accretion expense (from continuing operations), plus certain non-
cash charges (credits) to income (which are reflected in the “Other-net” line of the Statement of Cash Flows), minus certain tax-related benefits recorded pursuant to FIN 48 (as codified in ASC 740). Free cash flow is operating cash flow from continuing operations (excluding working capital) reduced for capital expenditures from continuing operations and dividends paid. Management believes that these measures provide a useful representation of the cash flows from continuing operations generated by the Company because they exclude temporary working capital and other changes, which are primarily attributable to variations in the timing of the collections of Laclede Gas’ gas cost and the utilization of the Company’s gas inventories. Further, by reflecting cash requirements for capital expenditures and dividends, management believes that free cash flow provides an additional useful measure of the Company’s cash flow performance. These internal non-GAAP measures should not be considered as an alternative to, or more meaningful than, GAAP measures such as net cash provided by (used in)
operating activities. The schedule above provides a reconciliation of these non-GAAP measures to the most directly comparable GAAP measure.
Cash Flow Reconciliation